UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 14, 2005
(Date of earliest event reported)

TOTAL ENTERTAINMENT RESTAURANT CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-22753	52-2016614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9300 EAST CENTRAL AVENUE, SUITE 100, WICHITA, KANSAS	67206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (316) 634-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 14, 2005 the registrant issued a press release announcing certain financial information regarding its first quarter ended March 22, 2005. The press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated April 14, 2005

Exhibit Index
99.1	Press release dated April 14, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL ENTERTAINMENT RESTAURANT CORP. (Registrant)
April 14, 2005 (Date)	/s/ JAMES K. ZIELKE James K. Zielke Chief Financial Officer, Secretary, and Treasurer (Duly Authorized Officer)